UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    September 16, 2008

ProUroCare Medical Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-103781	20-1212923
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5500 Wayzata Blvd., Suite 310, Golden Valley, MN	55416
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    952-476-9093

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01  Entry into Material Definitive Agreements

Unit Put Offering

On September 16, 2008, ProUroCare Medical Inc. (the “Company”) closed on a private placement of a Unit Put offering.  See Item 3.02, below.

Item 3.02  Unregistered Sales of Equity Securities

Private Placement of Unit Puts

On September 16, 2008, the Company closed on a private placement of $325,000 of Unit puts.  Each person executing the Unit Put Agreement with the Company (a “purchaser”) agreed to purchase units from the Company, each consisting of a Note and a Warrant as described below (a “Unit”), for $10,000 per Unit, if and when the Company gives notice to the purchaser of a closing.  When the Company exercises its right to put Units to the purchasers under the Unit Purchase Agreement, the purchasers will be obligated to purchase their pro rata share of the total amount of Units to be sold at that closing. The Company’s right to put Units to the purchasers under a Unit Put Agreement will expire six months after the date of execution of the Unit Put Agreement.

For each $10,000 Unit purchased under a Unit Put Agreement, purchasers will receive an unsecured, subordinated convertible promissory note (a “Note”) in a principal amount of $9,500.  The principal amount of the Notes and any unpaid interest accrued thereon will convert into common stock upon the thirtieth day following completion underwritten public offering of the Company’s equity securities at 70% of the per share price of the equity securities issued therein, or if no such offering is completed by then, on March 15, 2010 at $0.15 per share.

Each purchaser will also receive a warrant to purchase 2,000 shares of Company common stock as a part of each $10,000 Unit they actually purchase pursuant to the Unit Put Agreement (a “Warrant”).  The purchase price for the Warrant included in each Unit is $500.   The Warrants will be exercisable immediately.  The Warrants will remain exercisable until December 31, 2012.  Each Warrant will be exercisable into common stock at $1.00 per share.

Upon execution of the Unit Put Agreement, each purchaser received a warrant to purchase 1,000 shares of Company common stock for each $10,000 Unit they committed to purchase under the Unit Put Agreement (an “Origination Warrant”).  The Origination Warrants will become exercisable upon the earlier of the Company’s exercising of all of its put rights under the Unit Put Agreement or the expiration of the Company’s put rights.  The Origination Warrants will remain exercisable until December 31, 2012, or the time at which a default by the purchaser under the Unit Put Agreement has occurred or is ongoing.  Each Origination Warrant is exercisable into common stock at $1.00 per share.

On September 16, 2008, the Company exercised $162,500 of the put options under the Unit Purchase Agreement, and, upon closing, will issue notes in the principal amount of $154,375 and 32,500 warrants as described above.

Sales of the securities described above were made in compliance with the requirements of Rule 506 of Regulation D under the Securities Act of 1933 and the exemption from registration provide thereby under Section 4(2) of the Securities Act of 1933.  In qualifying for such exemption the Company relied upon representations from the investors regarding their status as “accredited investors” under Regulation D, and the limited manner of the offering as conducted by the Company

Item 7.01.  Regulation FD Disclosure.

On September 22, 2008, the Company announced the filing of a registration statement to register up to $5,000,000 of its units (consisting of one share of common stock and a warrant to purchase one share of common stock) on Form S-1, pursuant to its previously announced plan conduct a public offering.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1

Form of Origination Warrant issued pursuant to the Company’s Unit Put Agreement dated September 16, 2008 (incorporated by reference to Exhibit 4.22 to Registration Statement on Form S-1 filed September 19, 2008).

99.2

Form of Put Warrant issued pursuant to the Company’s exercise of its put right pursuant to the Unit Put Agreement dated September 16, 2008 (incorporated by reference to Exhibit 4.23 to Registration Statement on Form S-1 filed September 19, 2008).

99.3	Unit Put Agreement dated September 16, 2008 (Incorporated by reference to Exhibit 10.43 to Registration Statement on Form S-1 filed September 19, 2008).

99.4

Form of Convertible Promissory Note issued pursuant to the Company’s exercise of its put right pursuant to the Unit Put Agreement dated September 16, 2008 (Incorporated by reference to Exhibit 10.44 to Registration Statement on Form S-1 filed September 19, 2008).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROUROCARE MEDICAL INC.

	By:	/s/ Richard C. Carlson
September 22, 2008		Richard C. Carlson Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1

Form of Origination Warrant issued pursuant to the Company’s Unit Put Agreement dated September 16, 2008 (incorporated by reference to Exhibit 4.22 to Registration Statement on Form S-1 filed September 19, 2008).

99.2

Form of Put Warrant issued pursuant to the Company’s exercise of its put right pursuant to the Unit Put Agreement dated September 16, 2008 (incorporated by reference to Exhibit 4.23 to Registration Statement on Form S-1 filed September 19, 2008).

99.3	Unit Put Agreement dated September 16, 2008 (Incorporated by reference to Exhibit 10.43 to Registration Statement on Form S-1 filed September 19, 2008).

99.4

Form of Convertible Promissory Note issued pursuant to the Company’s exercise of its put right pursuant to the Unit Put Agreement dated September 16, 2008 (Incorporated by reference to Exhibit 10.44 to Registration Statement on Form S-1 filed September 19, 2008).